Supplement to the
Fidelity® Trend Fund
March 1, 2023
Summary Prospectus

Effective June 1, 2023, the fund has been reclassified from diversified to non-diversified.
TRE-SUSTK-0523-103 1.9907578.103	May 24, 2023